Offerings - Offering: 1	Jun. 20, 2025 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common Stock
Amount Registered | shares	8,000,000
Proposed Maximum Offering Price per Unit | $ / shares	0.01
Maximum Aggregate Offering Price	$ 80,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 12.25
Offering Note	The shares are being registered for sale for cash by the registrant on best efforts, no minimum basis.Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(a), calculated using the Commission’s Registration Fee Estimator at https://www.sec.gov/ofm/registration-fee-estimator.html.